SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 18, 1999


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


           000-22609                                    84-1339282
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     (Commission File Number)             (IRS Employer Identification No.)


700 QWEST TOWER, 555 SEVENTEENTH STREET        DENVER, COLORADO         80202
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code: 303-992-1400
                                                            ------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                   This Amendment to Current Report on Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K filed by the Registrant on April 27, 1999.


ITEM 5.  OTHER EVENTS


                   On  April  19,  1999,  the  Registrant   (together  with  its
subsidiaries, "Qwest") and BellSouth Corporation (together with its subsidiaries, "BellSouth") announced that their respective subsidiaries had entered into a strategic relationship to provide next-generation communication services. The Registrant announced that it expects that over five years the relationship with BellSouth will generate approximately $500 million in incremental revenues, and $250 million in incremental earnings before interest, taxes, depreciation and amortization (EBITDA). A copy of the Registrant's press release announcing the investment and the strategic relationship is attached as
Exhibit 99.1 to this Current Report on Form 8-K/A (this "Report").


                  On April 19, 1999, the Registrant and BellSouth also announced that they entered into an agreement pursuant to which BellSouth would purchase from the Registrant 20,350,000 newly-issued shares of the Registrant's common stock at a price of $94.50 per share, for an aggregate purchase price of $1,923,075,000. The terms of this issuance and sale are more fully described in the Common Stock Purchase Agreement that is filed as Exhibit 10.1 to this Report. Under a separate agreement and at the request of BellSouth, Anschutz Company, Registrant's principal stockholder ("Anschutz"), sold to BellSouth 16,650,000 shares of the Registrant's common stock at a price of $94.50 per share, for an aggregate purchase price of $1,573,425,000. As a result of these two purchases, BellSouth will own 37,000,000 shares (the "Shares") of the Registrant's common stock (representing approximately 10% of the Registrant's issued and outstanding shares) for a total investment of $3,496,500,000. The closing of the transaction is subject to the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary conditions, and is expected to occur by the end of May, 1999.

                  In the Common Stock Purchase Agreement and subject to the terms and conditions thereof, BellSouth has generally agreed (1) to a "standstill" provision under which BellSouth will not acquire more than 20% of the outstanding shares of the Registrant's common stock, (2) not to transfer the Shares to third parties, subject to certain exceptions, and (3) not to take certain actions with respect to the Registrant that may influence the Registrant. These restrictions generally terminate at the earlier of two years after the closing of the transaction or the Registrant taking (or failing to take) certain actions related to acquisition proposals that the registrant may receive from other parties.

                  BellSouth does not have an option or any other right to acquire additional shares of the Registrant's common stock, and the Registrant has no obligation to issue or otherwise sell any additional shares to BellSouth.

                  The Common Stock Purchase Agreement also provides that BellSouth has the right, after it obtains regulatory relief to provide interLATA service in certain states, to designate one person to serve as a director of the Registrant.

                  On  April  19,  1999,   the   Registrant   granted   BellSouth
registration rights pursuant to the Registration Rights Agreement between them that is filed as Exhibit 10.2 to this Report.

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

                  After giving effect to the issuance and sale of the Shares to BellSouth by the Registrant and Anschutz as described above, Anschutz will own approximately 39 percent of the issued and outstanding shares of the Registrant's common stock. On April 18, 1999, the Registrant granted to Anschutz and an affiliated entity registration rights with respect to their shares of the Registrant's common stock pursuant to the terms of the Registration Rights Agreement between the Registrant and such parties that is filed as Exhibit 10.3 to this Report.

                  This   Report    contains   or   incorporates   by   reference
forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that include, among others, (1) statements by the Registrant concerning the benefits expected to result from certain business activities and transactions, (2) the Registrant's plans to complete its communications network and (3) other statements by the Registrant of expectations, beliefs, future plans and strategies, anticipated developments and other matters that are not historical facts. The Registrant cautions the reader that these forward-looking statements are subject to risks and uncertainties, including financial, regulatory environment, and trend projections, that could cause actual events or results to differ materially from those expressed or implied by the statements. Such risks and uncertainties include those risks, uncertainties and risk factors identified, among other places, in documents filed with Securities and Exchange Commission. The most important factors that could prevent the Registrant from achieving its stated goals include, but are not limited to, (a) the Registrant's failure to construct its communications network on schedule and on budget; (b) operating and financial risks related to managing rapid growth, integrating acquired businesses and sustaining operating cash flow to meet the Registrant's debt service requirements, make capital expenditures and fund operations; (c) potential fluctuation in quarterly results; (d) volatility of stock price; (e) intense competition in the communications services market; (f) dependence on new product development; (g) the Registrant's ability to achieve year 2000 compliance; (h) rapid and significant changes in technology and markets; (i) adverse changes in the regulatory or legislative environment affecting the Registrant's business; and (j) failure to maintain necessary rights of way. These cautionary statements should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by the Registrant or persons acting on its behalf. The Registrant undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  Exhibit 10.1 Common Stock Purchase Agreement dated as of April 19, 1999, by and between the Registrant and BellSouth Enterprises, Inc.

  Exhibit 10.2 Registration Rights Agreement dated as of April 19, 1999, by and between the Registrant and BellSouth Enterprises, Inc.

  Exhibit 10.3 Registration Rights Agreement dated as of April 18, 1999, by and among the Registrant, Anschutz Company and Anschutz Family Investment Company LLC.

  Exhibit 99.1     Press release of the Registrant dated April 19, 1999.


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

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


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                                    QWEST COMMUNICATIONS INTERNATIONAL INC.




DATE:  April 27, 1999               By:  /s/ Robert S. Woodruff
                                         ---------------------------------------
                                         Robert S. Woodruff
                                         Executive Vice President - Finance and
                                         Chief Financial Officer



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

                                  EXHIBIT INDEX

  Exhibit 10.1 Common Stock Purchase Agreement dated as of April 19, 1999, by and between the Registrant and BellSouth Enterprises, Inc.

  Exhibit 10.2 Registration Rights Agreement dated as of April 19, 1999, by and between the Registrant and BellSouth Enterprises, Inc.

  Exhibit 10.3 Registration Rights Agreement dated as of April 18, 1999, by and among the Registrant, Anschutz Company and Anschutz Family Investment Company LLC.

  Exhibit 99.1     Press release of the Registrant dated April 19, 1999.


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